UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 15, 2002

Date of Report (Date of earliest event reported)

333-5278-NY

Commission File Number

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AGATE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware, U.S.A.                                                                                               94-3334052

(State or other jurisdiction of                                                                              (I.R.S. Employer

 incorporation or organization)                                                                           Identification No.)

11300 West Olympic Boulevard, Suite 800, Los Angeles, California 90064

(Address of principal executive offices)

(310) 312-6888

(Issuer's telephone number, including area code)

895 Dove Street, 3rd Floor, Newport Beach, California 92660    (562) 483-1095

(Former name, former address and former fiscal year,

if changed since last report)

Item 1.   Changes in Control of Registrant

        (a)    Originally intended to be Effective November 15, 2002, the Registrant ("Agate") and PowerHouse Studios, Inc. ("PowerHouse"), a corporation organized under the laws of the state of Delaware, executed a Corporate Combination Agreement (the "Agreement") whereby the Registrant agreed to acquire all of the issued and outstanding capital interests and/or shareholdings of PowerHouse.  The effective date of the plan was to be November 15, 2002, and the combination of these entities will be treated as a purchase for accounting purposes, with PowerHouse becoming a wholly-owned subsidiary of the Registrant on closing which was announced in an earlier Form 8-K filing.  Because of delays in obtaining certain assignments and property rights, the Closing was delayed to January 6, 2003.

               The Registrant's Board of Directors has appointed three individuals designated by PowerHouse to assume open director seats to be filled upon the election of appointed directors and completed these appointments on December 30, 2002.

 Item 2.     Acquisition or Disposition of Assets

  MANAGEMENT

Directors and Executive Officers

The members of the Board of Directors of PowerHouse have been appointed to the Board of Directors of the Registrant, and will serve until the next annual meeting of the stockholders or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. The following are the directors and executive officers of PowerHouse and of Agate Technologies, Inc.  Francis Khoo has resigned as a Director and Officer of the Company, as had Shirley Ooi earlier, also effective December 30, 2002, and noted in the Form 8-K filed January 9, 2003.

NAME	POSITION	HELD POSITION SINCE
Stewart Bell	Director	December 30, 2002
Gregory A. Duffell	CFO/Secretary	December 30, 2002
Jay Elliot	CEO	December 30, 2002

Item 3. Bankruptcy or Receivership

    None/Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

    None/Not Applicable

Item 5. Other Events and Regulation FD Disclosure

    None/Not Applicable

Item 6. Resignations of Registrant's Directors

    Pursuant to the Registrant's Bylaws, the pre-Agreement directors and executive officers of the Registrant resigned and designated the directors and executive officers designated by PowerHouse and PowerHouse stockholders to serve in their place and stead, until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Businesses Acquired.

        These financial statements will be provided within 60days from the effective date of the Agreement or on or before March 6, 2003.

    (b) Pro Forma Financial Information.

    These pro forma financial statements will be provided within 60 days from the effective date of the Agreement or on of before March 6, 2003.

    (c) Exhibits.

    None/Not Applicable

Item 8. Change in Fiscal Year

    None/Not Applicable

Item 9. Regulation FD Disclosure

    None/Not Applicable

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         AGATE TECHNOLOGIES, INC.

Dated: February 3, 2003                                                                      /s/ Francis Khoo

                                                                                                               Francis Khoo,

                                                                                                               Chief Executive Officer